NOTE PURCHASE AGREEMENT

                                     Between

                           VERMONT PURE SPRINGS, INC.,

                                       and

                                  ROGER DUNHAM

                             Relating to the Note of

                      EXCELSIOR SPRINGS WATER COMPANY, INC.



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                             NOTE PURCHASE AGREEMENT

         This Note Purchase Agreement, made and entered into this 27th day of August, 1997 (the "Agreement") by and between VERMONT PURE SPRINGS, INC., a Delaware corporation (the "Buyer") and ROGER DUNHAM (the "Seller").

                                   WITNESSETH:

         WHEREAS, Excelsior Springs Water Company, Inc. (the "Company") is engaged in the business of home and office delivery of water products;

         WHEREAS, the Seller owns a promissory note (the "Note:) of the Company with a face amount of $185,110.12 and unpaid and accrued interest of $89,769.76 through July 31, 1997;

         WHEREAS, the Seller desires to sell his Note to the Buyer pursuant to the terms and conditions set forth in this Agreement;

         WHEREAS, the Buyer desires to purchase (the "Purchase") the Note from the Seller on the terms and conditions set forth in this Agreement; and

         WHEREAS, the persons owning all of the promissory notes of the Company other than that owned by Seller ("Other Noteholders") and the persons owning all of the stock of the Company (the "Stockholders") are also selling all of their stock and notes to Seller as evidenced by individual Stock Purchase Agreement (collectively, the "Stock Purchase Agreements") and Note Purchase Agreement ("collectively, the "Note Purchase Agreements") being executed contemporaneously with this Agreement.

         NOW, THEREFORE, the Buyer and the Seller, in consideration of the agreements, covenants and conditions contained herein, hereby make the following representations and warranties, give the following covenants and agree to be legally bound hereby as follows:


                                    ARTICLE I

                   REPRESENTATIONS, WARRANTIES AND AGREEMENTS
                                  OF THE SELLER

         As an inducement to the Buyer to enter into this Agreement and to consummate the transactions contemplated herein, the Seller represents and warrants to the Buyer and agree as set forth in this Article I, and the Seller acknowledges that the Buyer intends to rely on such representations and warranties. The representations and warranties of the Seller are qualified by the information set forth in the Schedules referred to in this Article I.


         1.1 Authority. The Seller has the authority to execute, deliver and perform his obligations under this Agreement. This Agreement, when executed and delivered by the Seller


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and assuming the due execution  hereof by the Buyer,  will constitute the valid, legal and binding agreement of the Seller enforceable in accordance with its terms. Except as described on Schedule 1.2 hereof, no consent, authorization, approval, order, license, certificate or permit of or from or declaration or filing with, any Federal, state, local or other governmental authority or any court or other tribunal (collectively, the "Governmental Consents") is required in connection with the execution, delivery or performance of this Agreement by the Seller. Except as described on Schedule 1.1, no consent of any party to any, contract, agreement, instrument, lease, license, arrangement or understanding is required for the execution, delivery or performance of this Agreement by the Seller. The execution, delivery and performance by the Seller do not (i) violate, result in a breach of, conflict with or (with or without the giving of notice or the passage of time or both) entitle any party to terminate, modify or otherwise change, in any material respect, the rights or obligations of the parties thereunder or call a default under any such contract, agreement, instrument, lease, license, arrangement, or understanding, or (ii) violate, result in a breach of or conflict, in any material respect, with any law, rule, regulation, order, judgment or decree binding the Seller.


         1.2 Brokers. The Seller has not paid or become obligated to pay any fee or commission to any broker, finder or intermediary for or on account of the transactions provided for in this Agreement. The Seller does not have any agreement or obligation whatsoever with entities other than the Buyer regarding any proposed acquisition of the Company by any such entity and the Seller is not engaged in any negotiations with any such entity for any such acquisition.


         1.3      Securities Laws.

                  (a) Seller acknowledges receipt of copies of the Annual Report, the 1996 Form 10-K and the form 10-Q for the calendar quarter ending March 31, 1997 of the Buyer.

                  (b) Seller acknowledges that any shares of Stock of Buyer received by him pursuant to this Agreement (the "Shares") have been delivered to them pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Act") and may not be resold or otherwise transferred unless registered under the Act or unless an exemption from the registration requirements of the Act is available. Rule 144 under the Act, permits sales or other transfers of unregistered securities by a holder after a period of one (1) year from the date hereof. Subject to compliance with restrictions regarding amounts which may be sold, the manner of sale and the other terms and conditions of that Rule.

                  (c)      Seller acknowledges that:

                           (i)      the Shares being acquired by his are for his
own account, for investment and without a view to the distribution or resale thereof;


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                           (ii)     during the course of this transaction and
prior to his receipt of the Shares, he has had access to all information concerning Buyer, its business and this transaction that it deemed necessary to make the determination to acquire the shares; he or she has had access to any additional information deemed necessary by it to verify the accuracy of any information given to it; and he has received all information which they have requested, and he has been given an opportunity to ask questions of, and receive answers from representatives of the Buyer concerning the terms and conditions of the Purchase, and all such questions have been answered to the satisfaction of the Seller;

                           (iii)    he has knowledge and experience in financial
 matters and is capable of evaluating the risks of the Shares and making an informed business decision with respect thereto;

                           (iv)     Buyer may instruct any transfer agent for
its common stock not to permit transfer of the Shares to be made unless specifically authorized by Buyer;

                           (v)      the certificates for the Shares will be
legended to reflect the restrictions on the transferability of the Shares; and

                           (vi)     he has been represented by legal counsel in
connection with the Agreement and the receipt of the Shares by him.

         1.4 No Omissions. None of the representations or warranties of the Seller contained herein and, none of the information contained in the Schedules referred to in this Article I is false or misleading in any material respect or omits to state a fact herein or therein, necessary to make the statements herein or therein in the circumstances in which they were made not misleading in any material respect.


                                   ARTICLE II

             REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE BUYER

         As an inducement to the Seller to enter into this Agreement and to consummate the transactions contemplated herein, the Buyer represents and warrants to the Seller and agrees as follows:

         2.1 Organization. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

         2.2 Authority. This Agreement and the transactions contemplated herein have been duly approved by all necessary corporate action on the part of the Buyer. This Agreement, when executed and delivered by the Buyer, and assuming due execution hereof by the Company and the Seller will constitute the valid and binding agreement of the Buyer enforceable in

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accordance  with its terms.  Neither  the  execution  nor the  delivery  of this
Agreement, nor the consummation of the transactions contemplated herein, nor compliance with nor fulfillment of the terms and provisions hereof, will (i) conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under the governing instruments of the Buyer, any instrument, mortgage, agreement, judgment, order, award, decree or other restriction to which the Buyer is a party or by which the Buyer is bound or any statute or regulatory provisions affecting it or (ii) require the approval, consent, or authorization of or any filing with or notification to any Federal, state or local court, governmental authority or regulatory body. The Buyer has full power and authority to purchase the Stock pursuant to this Agreement and to do and perform all acts and things required to be done by the Buyer under this Agreement.

         2.3 Legal Proceedings. There is no legal, administrative or arbitration proceeding action or suit pending or to Buyer's knowledge which, if adversely determined, would materially and adversely affect the financial condition, business or assets of the Buyer or the ability of the Buyer to consummate the transactions contemplated herein.

         2.4 Agreement Not in Breach of Other Instruments. The execution, delivery and performance of this Agreement and the Consulting Agreement by the Buyer will not: (i) violate, conflict with or constitute a default under any term or provision of the Certificate of Incorporation or By-laws of the Buyer;
(ii) result in a default or breach of or give rise to any right of termination, cancellation or acceleration, under the terms, conditions or provisions of any note, bond, mortgage, deed of trust, commitment, indenture, lease, guarantee, authorization, franchise, license, permit, agreement, contract or any other instrument or obligation to which the Buyer is a party or by which it or any of its properties or assets have been bound; (iii) violate any law, order, rite, injunction, decree, statute, rule or regulation applicable to the Buyer or its properties or assets; (iv) result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Buyer; (v) terminate or adversely affect any permit, license or authorization of a governmental authority used or required by the Buyer in the conduct of its business. The consent or approval by or notice to any governmental or regulatory authority is required in connection with the execution and delivery of this Agreement or the Consulting Agreement entered into with Seller as defined below, the consummation of the transactions contemplated hereby or the fulfillment of the terms hereof or thereof.

         2.5 Brokers. Neither the Buyer nor its representatives have paid or become obligated to pay any fee or commission to any broker, finder or intermediary for or on account of the transactions provided for in this Agreement.

         2.6 No Omissions. None of the representations or warranties of the Buyer contained herein and none of the other information or documents furnished to the Seller or the Company by the Buyer or its representatives in connection with this Agreement is false or misleading in any material respect or omits to state a fact herein or therein necessary to make the statements herein or therein not misleading in any material respect; to the best knowledge of the Buyer, there is no fact which adversely affects, or in the future is likely to adversely affect, the business

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or assets of the Buyer in any material  respect which has not been  disclosed in writing to the Seller or the Company.


                                   ARTICLE III

                             COVENANT OF THE SELLER

         Non-Competition.

         (a) In furtherance of the sale of the Stock to the Buyer, upon the consummation of the transactions contemplated herein and more effectively to transfer and protect the business of the Company, the Seller agrees that for a period ending on the fifth anniversary of the date hereof, he will not (i) directly or indirectly own, manage or operate a home and office water delivery business anywhere in New York and any other state in which the Company presently conducts its business, that sells to any of the Company's existing customers; provided that ownership of not more than five percent (5%) of the issued and outstanding shares of a class of securities of a corporation, the securities of which are traded on a national securities exchange or in the over-the-counter market, shall not be deemed ownership of the issuer of such shares for the purposes of this paragraph; or (ii) induce or attempt to persuade any employee or agent of the Company to terminate such employment or agency relationship in order to enter into any such relationship with the Seller or any of his subsidiaries or affiliates or to enter into any such relationship on behalf of any other business organization in competition with the Company or the Buyer.

         (b) Without limiting the right of the Buyer and any of its successors or assigns to pursue all other legal and equitable rights available to them for violation of the covenant set forth in Section 3.1(a) above by the Seller, it is agreed that other remedies cannot fully compensate the Buyer and its successors and assigns for such a violation and that the Buyer and its successors and assigns shall be entitled to injunctive relief to prevent violation or continuing violation hereof. It is the intent and understanding of each party hereto that if, in any action before any court or agency legally empowered to enforce this covenant, any term, restriction, covenant or promise is found to be unreasonable and for that reason unenforceable, then such term, restriction, covenant or promise shall be deemed modified to the extent necessary to make it enforceable by such court or agency.



                                   ARTICLE IV

                        ACTION PRIOR TO THE CLOSING DATE

         The parties hereto agree to take the following actions between the date hereof and the Closing Date:


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         4.1 Confidential Nature of Information.  The Buyer and the Seller agree that, in the event that the transactions contemplated herein shall not be consummated, each will treat in confidence all documents, materials and other information which it shall have obtained during the course of the negotiations leading to the execution of this Agreement, the investigation of the other party hereto and the preparation of this Agreement and any other documents relating hereto, and shall return to the other party all copies of non-public documents and materials which have been furnished in connection therewith.

         4.2 Accuracy of Representations and Warranties. The Seller shall refrain from intentionally taking any action and shall cause the Company to refrain from intentionally taking any action which would render any representation and/or warranty contained in Article I of this Agreement inaccurate at any time between the date hereof and the Closing Date. The Seller will promptly notify the Buyer of any lawsuits, claims, proceedings or investigations that, to the knowledge of the Seller, may be brought, asserted or commenced against the Company, or its officers or directors.

         4.3 No Public Announcement. Neither the Seller nor the Buyer shall, without the approval of the other, make any press release or other public announcements or filing concerning the transactions contemplated by this Agreement, except as and to the extent that any such party shall be so obligated by law, in which case the other party shall be advised thereof and given an opportunity to comment thereon.


                                    ARTICLE V

                CONDITIONS PRECEDENT TO OBLIGATIONS OF THE BUYER

         The obligations of the Buyer under this Agreement to purchase and pay for the Stock and the Notes shall, at the option of the Buyer, be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

         5.1  Buyer  shall  have   entered  into  a  Note   Purchase   Agreement
satisfactory to it with each of the Other Noteholders of the Company for the purchase in the aggregate (including the Note being purchased hereunder) of all of the issued and outstanding promissory notes of the Company, Buyer shall have entered into a Stock Purchase Agreement satisfactory to it with each of the Stockholders, and each of the Other Noteholders and Stockholders have performed all of their obligations under their respective Stock Purchase Agreement and Note Purchase Agreement and are ready, willing and able to deliver to Buyer their stock and notes on the Closing Date.

         5.2 There shall have been no material breach by the Seller in the performance of any of its covenants and agreements herein, each of the representations and warranties of the Seller contained in this Agreement shall be true and correct in all material respects on the Closing Date as though made on the Closing Date and there shall have been delivered to the Buyer a certificate or certificates to that effect, dated the Closing Date and signed by the Seller.

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                                   ARTICLE VI

                CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLER

         The obligations of the Seller under this Agreement to deliver the Stock shall, at the option of the Seller, be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

         There shall have been no material breach by the Buyer in the performance of any of its covenants and agreements herein, each of the representations and warranties of the Buyer contained or referred to in this Agreement shall be true and correct in all material respects on the Closing Date as though made on the Closing Date and there shall have been delivered to the Seller a certificate or certificates to that effect, dated the Closing Date and signed on behalf of the Buyer by its President.


                                   ARTICLE VII

                           PURCHASE PRICE AND CLOSING

         7.1 Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place on August , 1997 or such other date as shall be mutually agreed to by the Seller and the Buyer (the "Closing Date").

         7.2 Purchase and Sale of the Note. On the Closing Date, the Seller shall sell to the Buyer the Note, including all rights hereunder to receive principal and interest (whether or not previously accrued) for the following consideration: $130,000 cash payable by check of Buyer and that amount of shares of Vermont Pure Springs Holding, Inc. ("Holding"), the parent of Buyer, equal to $145,000 divided by the closing price of the stock of Holdings as reported in The Wall Street Journal for the NASDAQ small cap market for the trading the day immediately prior to the Closing Date, provided that if there are no trades on such day the closing price shall be the mean between the closing "bid" and "ask" prices for such day (the "Closing Date Price").

         7.3 Deliveries by the Seller. At the Closing, the Seller shall sell, assign, transfer and issue to the Buyer all of his Notes, and shall deliver, at the Closing, the following:

                  (a)  The original of the Note properly endorsed.

                  (b) An opinion dated the Closing Date hereof from counsel for the Seller in form and substance satisfactory to the Buyer and its counsel, to the effect that:

                           (i)      The Seller has full power and authority to
execute and deliver the Agreement and to perform his obligations hereunder. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated herein, requires the consent,

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approval or  authorization of or any filing with or notification to any Federal, state or local court, governmental authority or regulatory body not already obtained or made, as the case may be.

                           (ii)     To the best of such counsel's knowledge
there is no action, suit, proceeding or investigation pending or threatened against the Seller which questions the legality, validity or propriety of this Agreement or of any action taken or to be taken by the Seller pursuant to or in connection with this Agreement.

                           (iii)    The Seller is the lawful owner of the Note,
to the best of such counsel's knowledge, free and clear of all adverse claims, with unrestricted right and power to transfer and deliver the Note to the Buyer. The Seller has executed and delivered to the Buyer such instruments as are sufficient in form to vest good and marketable title to the Notes in the Buyer free and clear of all adverse claims.

         7.4 Deliveries of the Buyer. At the Closing, the Buyer shall deliver to the Seller an opinion of Ledgewood Law Firm, P.C., counsel for the Buyer, in form and substance satisfactory to the Seller and its counsel, to the effect that (i) The Buyer is a corporation duly organized, validly existing and in good standing under the laws State of Delaware; and (ii) this Agreement and the transactions contemplated herein have been duly approved by all necessary corporate action of the Buyer and such Agreement, assuming due execution by the Seller, is the valid and binding agreement of the Buyer enforceable against the Buyer in accordance with its terms except as enforcement of such agreement may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally.

         In giving such opinion, counsel for the Buyer may rely, as to matters of fact, upon certificates of officers of the Buyer.


                                  ARTICLE VIII

                                   TERMINATION

         8.1 Termination. This Agreement may be terminated by the Buyer if any of the representations, warranties or covenants of the Company or the Seller have been breached or if the purchase and sale has not been consummated, for any reason, by August 31, 1997.

         If this Agreement is terminated, each party shall pay its own expenses.



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                                   ARTICLE IX

              SURVIVAL OF OBLIGATIONS; INDEMNIFICATION; LEGAL FEES

         9.1 Survival of Obligations. All representations and warranties made herein by the Seller and his obligations to be performed pursuant to the terms hereof, shall survive the Closing hereunder and shall terminate three years after the Closing.

         9.2 Legal Expenses. In the case of any action brought by any party hereto under this Agreement, the prevailing party shall be entitled to be reimbursed by the losing party an amount equal to all of the prevailing party's reasonable legal or other professional fees and expenses. In the case of a judgment of less than that sought in any formal complaint, the party obtaining the judgment shall be deemed to be the prevailing party to the extent of the amount of the judgment divided by the amount sought and shall be deemed to be the losing party with respect to the balance of the claim.


                                    ARTICLE X

                                  MISCELLANEOUS

         10.1 Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given (a) three (3) days after having been sent by certified or registered mail, return receipt requested, (b) one (1) business day after having been sent by regional recognized courier guarantying next business day delivery, or (c) upon delivery if given by hand delivery against written receipt, addressed as follows:

                  If to the Buyer:

                                    Vermont Pure Springs, Inc.
                                    70 West Red Oak Lane
                                    White Plains, NY  10604

                  with a copy to:

                                    Kevin F. Berry, Esq.
                                    Ledgewood Law Firm
                                    1521 Locust Street
                                    Philadelphia, PA 19102

                  If to the Seller:




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                  With a copy to:






         10.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Vermont without regard to the provisions on conflicts of law.

         10.3 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         10.4 Severability. In case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision or provisions had never been contained herein unless the deletion of such provision or provisions would result in such a material change as to cause enforcement of the terms hereof to be unreasonable.

         10.5 Expenses. Except as expressly stated otherwise herein, each party hereto shall pay its own expenses (including, without limitation, legal and accounting fees and expenses) incident to its negotiation and preparation of this Agreement and to its performance and compliance with the provisions contained herein.

         10.6 Titles and Headings. Titles and headings to Articles and Sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

         10.7 Schedules. The Schedules to this Agreement shall be construed with and read as an integral part of this Agreement to the same extent as if the same had been set forth verbatim herein.

         10.8 Entire Agreement; Amendments and Waivers. This Agreement, including the Schedules hereto, contains the entire understanding of the parties hereto with regard to the subject matter contained herein. The parties hereto, by mutual agreement in writing, may amend, modify and supplement this Agreement. The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the rights of such party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.


                                                     VERMONT PURE SPRINGS, INC.



Attest:                                     By:
                                               President




Witness:                                       SELLER:



                                               Roger Dunham



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